Exhibit 10.8

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Execution Version

FRESHWATER PURCHASE AND SERVICES AGREEMENT

BY AND BETWEEN

DIAMONDBACK E&P LLC

AND

RATTLER MIDSTREAM LLC

DATED EFFECTIVE AS OF

JANUARY 1, 2018

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 16.13	No Third Party Beneficiaries	25
Section 16.14	Further Assurances	25
Section 16.15	Counterpart Execution	25
Section 16.16	Memorandum of Agreement	26

EXHIBITS

Exhibit A	Initial Production Area
Exhibit B	Initial Freshwater System
Exhibit C	Form of Memorandum of Agreement
Exhibit D	Fees
Exhibit E	Quality

iii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

FRESHWATER PURCHASE AND SERVICES AGREEMENT

This Freshwater Purchase and Services Agreement (this “Agreement”), dated as of June 29, 2018 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”) and Rattler Midstream LLC, a Delaware limited liability company (“Seller”). Producer and Seller may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.    Producer or its Affiliates own certain Interests, and conduct or plan to conduct oil and gas activities in the Production Area.

B.     Seller owns the Freshwater System, which has or will have the capacity to deliver Freshwater to certain Delivery Points on the Production Area.

C.    Producer desires to contract Seller to provide the Services on the Freshwater System, including delivery and sale of Freshwater to Producer, and Seller desires to provide the Services to Producer and to deliver and sell Freshwater to Producer, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. Affiliated shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, (a) Seller and its subsidiaries shall not be Affiliates of Producer and its other subsidiaries, (b) Producer and its other subsidiaries shall not be Affiliates of Seller and its other subsidiaries, and (c) Viper Energy Partners LP, its general partner and their subsidiaries shall not be Affiliates of Producer and its other subsidiaries.

“Agreement” has the meaning given such term in the preamble hereof.

“Apollo Field” means the area identified as the Apollo Field on Exhibit A.

“Applicable Law” means any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Barrel” means 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

“Beekeeper Field” means the area identified as the Beekeeper Field on Exhibit A.

“Breedlove Field” means the area identified as the Breedlove Field on Exhibit A.

“Business Day” means any calendar Day on which commercial banks in Houston, Texas are open for business.

“Cobra Field” means the area identified as the Cobra Field on Exhibit A.

“Committed Freshwater” means Freshwater sold and/or delivered through the Freshwater System that is accorded the highest priority on the Freshwater System with respect to all capacity allocations, interruptions or curtailments.

“Completion Deadline” has the meaning given such term in Section 3.3(c).

“Confidential Information” has the meaning given such term in Section 16.6(a).

“Conflicting Commitment” means any Freshwater purchase agreement or other commitment or arrangement that would require Producer to purchase or otherwise source water from a third party to be used at a Delivery Point within the Production Area; provided, however, any dedication or commitment to any Person with respect to services or other activities provided by any Person downstream of the Freshwater System or otherwise not related to the Services shall not constitute a Conflicting Commitment.

“Connection Notice” has the meaning given such term in Section 3.3(b).

“Contract Year” means (a) the period from the Effective Date through December 31, 2018 and (b) each period of twelve consecutive Months thereafter.

“Control” means possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. “Controlled” or “Controls” shall have correlative meanings.

“Day” means a period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

“Delivery Point(s)” means the inlet valve at the Measurement Facilities located at or nearby a Producer’s frac tank or pond, or such other central delivery point, (as applicable) at which custody of Freshwater transfers from Seller to or for the account of Producer as may be mutually agreed by the Parties. The Freshwater System Delivery Points in existence on the Execution Date shall be set forth in writing by Producer and Seller, and additional points may become Delivery Points hereunder upon mutual agreement of the Parties as construction is completed on additional facilities in satisfaction of the needs identified by Producer provided that the Parties shall continuously update the list of Delivery Points thereafter.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Easement Notice” has the meaning given such term in Section 3.4(b).

“Effective Date” has the meaning given such term in the preamble of this Agreement.

“Environmental Laws” means all Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act, 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act, 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act, 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act, 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

“Execution Date” has the meaning given such term in the preamble of this Agreement.

“Fees” has the meaning given such term in Exhibit D.

“Flushwater” means Freshwater utilized in a Well after completion and hydraulic fracturing of such Well.

“Force Majeure” has the meaning given such term in Section 12.2.

“Fracwater” means Freshwater used to fracture Producer’s Wells in the course of completion of such Wells.

“Freshwater” means Raw Freshwater and/or Recycled Water, as applicable.

“Freshwater Quality Specifications” has the meaning given such term in Section 8.1.

“Freshwater System” means the initial Freshwater system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such Freshwater system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Freshwater pipelines, Delivery Points (including all interconnection facilities), Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

“Gallon” means one U.S. gallon, which is equal to 231 cubic inches.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Green Tree Field” means the area identified as the Green Tree Field on Exhibit A.

“Hazardous Materials” means collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

“Initial Production Area” means only those certain areas shaded yellow on Exhibit A.

“Initial Term” has the meaning given such term in Section 4.1.

“Interests” means oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

“Jaguar Field” means the area identified as the Jaguar Field on Exhibit A.

“Kimberly Field” means the area identified as the Kimberly Field on Exhibit A.

“Land Use Requirements” has the meaning given such term in Section 3.4(a).

“Maintenance” has the meaning given such term in Section 6.2.

“Measurement Facilities” means facilities or equipment used to measure the volume and the quality of the Freshwater, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

“Month” means a period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

“New Well” means any Well spud after the Effective Date.

“Party” has the meaning given to such term in the preamble of this Agreement.

“Permit” means any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

“Planned Delivery Point” has the meaning given such term in Section 3.3(b).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Producer” has the meaning given such term in the preamble of this Agreement.

“Production Area” means the Initial Production Area and any other area that becomes a part of the Production Area as mutually agreed by the Parties after the Effective Date.

“Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates and located wholly within the Production Area.

“Quality Failure” has the meaning given such term in Section 8.2(b).

“Raw Freshwater” means fresh water taken by Seller from its sources of fresh water.

“Reasonable and Prudent Operator” means a Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

“Recycled Water” means any water other than Raw Freshwater that has been treated or recycled to the extent that such water meets the specifications set forth in Exhibit E under the heading “Recycled Water”.

“Restart Date” has the meaning given such term in Section 8.2(c).

“ReWard Field” means the area identified as the ReWard Field on Exhibit A.

“Seller” has the meaning given such term in the preamble of this Agreement.

“Services” has the meaning given such term in Section 3.1.

“Spanish Trail Field” means the area identified as the Spanish Trail Field on Exhibit A.

“Specified Area” means each of the following: Apollo Field, Beekeeper Field, Breedlove Field, Cobra Field, Green Tree Field, Jaguar Field, Kimberly Field, ReWard Field, Spanish Trail Field, Tiger Field, UL Digger Field and Utah Field.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“System Segment” means a physically separate segment of the Freshwater System located within a Specified Area that connects one or more Wells of Producer to one or more sources of Freshwater within such Specified Area, including all Freshwater pipelines, Delivery Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities. If the Freshwater System does not contain any distinct segments, then the term System Segment shall be synonymous with Freshwater System.

“Target Completion Date” has the meaning given such term in Section 3.3(b).

“Taxes” means all gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Freshwater, or upon the Services, including transportation, handling, transmission and procurement of Freshwater, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

“Term” has the meaning given such term in Section 4.1.

“Third Party” means any Person other than a Party to this Agreement or any Affiliate of a Party to this Agreement.

“Third Party Freshwater” means Freshwater sold and/or delivered by Seller to Persons other than Producer.

“Tiger Field” means the area identified as the Tiger Field on Exhibit A.

“Transfer” means any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. “Transfers” and “Transferred” have the correlative meanings.

“Transferee” means any Person to which a Transfer is made.

“UL Digger Field” means the area identified as the UL Digger Field on Exhibit A.

“Uncommitted Freshwater” means Freshwater sold and/or delivered through the Freshwater System that is accorded a lower priority on the Freshwater System with respect to capacity allocations, interruptions or curtailments as compared to Committed Freshwater.

“Utah Field” means the area identified as the Utah Field on Exhibit A.

“Water Correction” has the meaning given such term in Section 8.2(c).

“Water Rate” has the meaning given such term on Exhibit D.

“Well” means a well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that utilizes Freshwater or otherwise is connected or will be connected to the Freshwater System in accordance with this Agreement.

“Well Pad” means the surface installation on which one or more Wells are located.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE II

PRODUCER COMMITMENTS

Section 2.1    Producer’s Commitment. Subject to the terms and conditions of this Agreement, during the term of this Agreement, Producer covenants and commits to purchase all Freshwater required to conduct its oil and gas operations within the Production Area from Seller, to the extent such Freshwater is made readily available at the Delivery Points as requested by Producer.

Section 2.2    Conflicting Commitments. Producer shall have the right to comply with each of the Conflicting Commitments that is applicable to the Production Area entered into prior to the Effective Date or any Conflicting Commitment entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Property acquired after the Effective Date (but not any Conflicting Commitment entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Commitments only until the last Day of the Month in which the termination of such Conflicting Commitment occurs and Producer shall not affirmatively extend the term of such Conflicting Commitment beyond the minimum term provided for in the document evidencing such Conflicting Commitment or allow the term of such Conflicting Commitment to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer has the ability to terminate such Conflicting Commitment without incurring any costs, penalties or expenses. If a Delivery Point is subject to a Conflicting Commitment that Producer has the right to comply with under this Section 2.2, Producer shall have the right, in complying with such Conflicting Commitment, to purchase Freshwater at such Delivery Point in accordance with the Conflicting Commitment.

Section 2.3    Covenant Running with the Land. Subject to Section 2.2, the Parties intend that the commitment made by Producer under this Agreement be a covenant running with (a) the Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Properties, and (b) the Freshwater System, as a benefit accruing to Seller’s title thereto and inuring to the benefit of successors-in-interest to the Freshwater System. Producer shall not Transfer any or all of its interest in any Property unless (i) Producer obtains and delivers to Seller a written acknowledgment by the Transferee in favor of Seller acknowledging that the Transferred Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Property free of the commitment made by Producer under this Agreement [***] At the request of Seller, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into to reflect such modification to the Properties.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ARTICLE III

SERVICES; FRESHWATER SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1    Seller Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Seller commits to providing the following services (collectively, the “Services”) to Producer, in each case with respect to delivery and sales of Freshwater purchased by Producer in accordance with Section 2.1:

(a)    construct and expand the Freshwater System to connect the Freshwater System to the Delivery Points or the Planned Delivery that utilize or will utilize Freshwater with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3(b);

(b)    deliver to the Delivery Points Freshwater sold to and purchased by Producer in accordance with Section 2.1;

(c)    provide, maintain and operate Measurement Facilities at or upstream of the Delivery Point that is connected to the Freshwater System; and

(d)    deliver Freshwater at the Delivery Points at sufficient pressure for such Freshwater to flow into Producer’s atmospheric tanks at or near the Delivery Points.

Seller shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2    Exchange and Review of Information.

(a)    The Parties recognize that all information provided by Producer to Seller regarding its intentions with respect to the development of the Properties is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Seller. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as between the Parties except as expressly set forth in this Agreement, and Seller shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Freshwater System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Seller under this Agreement to develop the Properties or to pursue or complete any drilling or development on the Properties other than the terms specifically stated in this Agreement.

(b)    Producer agrees to provide to Seller, prior to [***] of each year, copies of a drilling plan for the following Contract Year, which shall describe the planned drilling and production activities relating to the Properties during such year, including good faith and reasonable forecasts of the volume of Freshwater expected to be utilized at all Delivery Points during such year, the location of all Delivery Points expected to be connected to the Freshwater System during such year (specifying any connections required during the immediate next [***] Days after delivery of the Development Plan), and the projected spud date, projected completion date and projected Freshwater volumes expected to be utilized for each New Well that is expected to be completed during such Contract Year. Each time Producer materially updates such drilling plan, it shall provide a copy of such updated drilling plan to Seller, but not less frequently than on a calendar quarter basis.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.3    Delivery Point Connections.

(a)    Seller shall design the Freshwater System for the purpose of providing the Services as and when needed by Producer to support the upstream development of the Properties, and Seller shall be obligated, at its sole cost and expense (except as otherwise provided herein), subject to the provisions of this Agreement, to procure, construct, install, own and operate the Freshwater System so as to timely connect the Planned Delivery Points to the Freshwater System, connect the applicable System Segments to a Freshwater supply source, and timely commence providing the full scope of the Services with respect to Freshwater requested by Producer to be delivered to all Delivery Points, including the Planned Delivery Points from and after their connection to the Freshwater System, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Seller from also designing and developing the Freshwater System to accommodate Third Party Freshwater.

(b)    Producer shall give notice (a “Connection Notice”) to Seller of each Delivery Point within the Production Area that Producer intends to construct and install (or a Delivery Point that is subject to a Conflicting Commitment that has expired or will expire, or that Producer has terminated or will terminate, prior to the applicable Completion Deadline) that will utilize Freshwater that Producer desires to purchase from Seller pursuant to this Agreement (each such Delivery Point, a “Planned Delivery Point”). Each Connection Notice shall set forth the target date for the initial utilization of Freshwater at such Planned Delivery Point (the “Target Completion Date”).

(c)    Seller shall use commercially reasonable efforts to cause the necessary facilities to be constructed to connect each Planned Delivery Point to the Freshwater System and to commence the Services with respect to Freshwater to be delivered to such Planned Delivery Point by the date that is (i) in the case of a Planned Delivery Point that is located [***] at the time of receipt of such Connection Notice, [***] Days after the date of Seller’s receipt of such Connection Notice and (ii) in the case of a Planned Delivery Point that is located more than [***] at the time of receipt of such Connection Notice, [***] Days after the date of Seller’s receipt of such Connection Notice (but within the Production Area) (such date, the “Completion Deadline”). Seller shall provide Producer notice promptly upon Seller’s becoming aware of any reason to believe that it may not be able to connect a Planned Delivery Point to the Freshwater System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Freshwater to be delivered to such Planned Delivery Point by the Completion Deadline therefor. If and to the extent Seller is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.5, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Seller’s completion and making available of such facilities was delayed by such events or actions. [***]

(d)    To the extent that the Delivery Point connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Seller shall use reasonable efforts to complete the Delivery Point connection within such accelerated timing.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.4    Right of Way and Access.

(a)    Seller is responsible for the acquisition of rights of way, Permits, licenses, use agreements, access agreements, leases, fee parcels and other rights in land (collectively, “Land Use Requirements”) necessary to construct, own and operate the Freshwater System, and all such rights in land shall be solely for use by Seller and shall not be shared with Producer, except as otherwise agreed by Seller; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Freshwater System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Seller shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Seller is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Seller to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.5, (ii) to the extent that Producer agrees that Seller’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Seller in Producer’s negotiations with the owners of lands covered by the Properties so that Producer’s surface use agreements and Seller’s rights of way with respect to such lands can be concurrently negotiated and obtained.

(b)    If Seller cannot obtain any rights of way or other Land Use Requirements (on terms and conditions reasonably acceptable to Seller after diligent pursuit thereof) necessary to connect any Planned Delivery Point within [***] Days of delivery of a Connection Notice, then Seller shall so notify Producer in writing (the “Easement Notice”) within [***] Days of Seller’s receipt of the Connection Notice. Producer shall have the right (but not the obligation) to obtain such rights of way within [***] Days of Seller’s receipt of such Easement Notice. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall have the right (but not the obligation) to sell and assign such right of way to Seller pursuant to a mutually agreed right of way agreement, in which case Seller’s connection obligations for the applicable Delivery Point shall continue in accordance with the terms of this Agreement; provided, however, that the time required for Seller to connect the applicable Delivery Point shall be extended by a number of Days commencing on the date of delivery of the Easement Notice and ending on the date that Seller receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In connection with the delivery of such assignment, Seller shall reimburse Producer for all out of pocket costs and expenses incurred in obtaining such rights plus an additional [***]% of such costs and expenses.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c)    In the event that Producer fails to obtain such rights of way or Seller fails to obtain any other necessary Land Use Requirements during such [***] Day period, Producer shall have the right to proceed as set forth in Section 6.4 as its sole and exclusive remedy for such failure.

Section 3.5     Cooperation. Because of the interrelated nature of the actions of Producer and Seller required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, authorizations, rights of way and other Land Use Requirements from other Persons necessary to drill and complete each Well and construct the required extensions of the Freshwater System to each Planned Delivery Point, Producer and Seller agree to work together in good faith to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements as expeditiously as reasonably practicable. Producer and Seller further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements.

ARTICLE IV

TERM

Section 4.1    Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual written agreement of the Parties, shall continue in effect until December 31, 2034 (the “Initial Term”), and from Contract Year to Contract Year thereafter (collectively, the “Term”) until such time as this Agreement is terminated, by at least [***] ([***]) Days advance written notice from any Party to the other Party, with termination effective no earlier than the end of the Initial Term or at the end of the applicable Contract Year following the Initial Term if termination occurs after the Initial Term.

Section 4.2    Survival. [***] shall survive termination or expiration of this Agreement.

ARTICLE V

FEES AND CONSIDERATION

Section 5.1    Fees. Subject to the other provisions of this Agreement, Producer shall pay Seller each Month in accordance with the terms of this Agreement, for all Services provided by Seller during such Month, an amount equal to the sum of the Fees.

ARTICLE VI

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1    Operational Control of Seller’s Facilities. Seller (or its designee) shall design, construct, own, operate and maintain the Freshwater System at its sole cost and risk. Seller shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 6.2    Maintenance. Seller shall be entitled, without liability, to interrupt its Freshwater System performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Seller deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected. Seller shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of each Contract Year, Seller shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.

Section 6.3    Capacity Allocations on the Freshwater System. Subject to the capacity allocations set forth in this Section 6.3, Seller has the right to contract with other Persons for the sales and/or deliveries of Third Party Freshwater, including the sale and/or delivery of Committed Freshwater. If the volume of Freshwater available for sale and/or delivery out of any System Segment exceeds the capacity of such System Segment at any point relevant to Seller’s service to Producer hereunder, then Seller shall interrupt or curtail deliveries of Freshwater in accordance with the following:

(a)    First, Seller shall curtail all Uncommitted Freshwater prior to curtailing Committed Freshwater; and

(b)    Second, if additional Freshwater System curtailments are required beyond Section 6.3(a) above, Seller shall curtail Committed Freshwater on the Freshwater System. In the event Seller curtails some, but not all, Committed Freshwater on a particular Day, Seller shall (a) allocate the capacity of the applicable point on the relevant System Segment available to all customers (including Producer) of Committed Freshwater to be used as Flushwater on a pro rata basis based on the most recent previous Month’s Delivery Point volumes and allowing Seller in its sole discretion to include estimated volumes to be utilized in connection with any New Wells that are connected to a Delivery Point that were not receiving volumes in the previous Month and (b) curtail any volumes of Committed Freshwater requested by all customers (including Producer) of Committed Freshwater to be used as Fracwater on a pro rata basis based on the reasonably estimated Fracwater volumes nominated or requested by each customer before curtailing any volumes of Committed Freshwater requested by all customers to be used as Flushwater in the foregoing clause (a), unless otherwise agreed between the Parties;

provided that Producer shall have the right to proceed as set forth in [***] during all times of curtailment on the Freshwater System.

Section 6.4    Releases.

(a)    If Seller fails or is unable or unwilling [***] to [***] under this Agreement and provide the Services in accordance therewith, then Producer shall have the right, [***], to obtain, and Seller shall promptly grant, a temporary release from the covenant and commitment made by Producer under this Agreement for (i) [***] until such time when Seller notifies Producer that it is willing and able to deliver such volumes. Notwithstanding the

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

foregoing, Seller shall promptly provide Producer with a written explanation detailing the reason for its inability to deliver any volumes of requested Freshwater and its commitment to diligently pursue a plan to be able to deliver all such volumes of Freshwater as requested by Producer at each Delivery Point.

(b)    If Seller fails or is unable or unwilling [***] to deliver [***] that Producer requires for delivery under this Agreement and provide the Services in accordance therewith for [***], then Producer shall have the right [***] to obtain, and Seller shall promptly grant, a permanent release from the covenant and commitment made by Producer under this Agreement for [***]

(c)    [***]

(d)    [***]

ARTICLE VII

PRESSURES; NOMINATIONS; PRODUCER’S FACILITIES; ELECTRICITY

Section 7.1    Pressures at Delivery Points. Seller shall deliver or cause to be delivered Freshwater to each Delivery Point on the Freshwater System at sufficient pressure for such Freshwater to flow into Producer’s atmospheric tanks at or near the Delivery Points. Seller shall operate its Measurement Facilities and the Delivery Points on the Freshwater System at a pressure that allows Producer to receive Freshwater directly into such atmospheric tanks without additional pumps.

Section 7.2    Freshwater Delivery Nominations.

(a)    Producer shall regularly communicate to Seller the dates on which Producer plans to carry out hydraulic fracturing operations on each Well Pad and the requested peak and average volumes of Raw Freshwater and/or Recycled Water to be utilized therewith as Fracwater. Producer shall have the right to nominate, in its sole discretion, the ratio of Raw Freshwater and/or Recycled Water to be delivered at each Delivery Point. Producer shall deliver notice to Seller, not less than [***] Days in advance, specifying the dates on which Seller is to commence deliveries, and the required volumes of, Raw Freshwater and/or Recycled Water at the applicable Delivery Points. Within [***] Days of receipt of Producer’s notice, Seller shall provide an estimate of the volumes of Raw Freshwater and/or Recycled Water available to be delivered to the Delivery Points.

(b)    The Parties agree and acknowledge that Producer may (a) use automated valves to allow volumes of Freshwater to be used as Flushwater to enter into Producer’s tanks directly from the Freshwater System and/or (b) nominate or request volumes of Raw Freshwater and/or Recycled Water to be used as Flushwater for delivery by Seller under this Agreement. Producer shall have the right to change its nominations or request for Raw Freshwater and/or Recycled Water to be used as Flushwater at any time and Seller shall use reasonable efforts to accommodate any changes made to Producer’s nominations.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 7.3    Producer Facilities. Producer, at its own expense, shall construct, equip, maintain and operate all facilities necessary to receive Freshwater from Seller at the Delivery Points. Producer shall install and maintain sufficient pressure regulating equipment downstream of the Delivery Points in order to keep the pressure of the Freshwater delivered by Seller at the Delivery Points from exceeding the maximum allowable operating pressure at and downstream of the applicable Delivery Point, as determined by Producer in its sole discretion. Seller shall be responsible for regulating the pressure on the Freshwater System upstream of the Delivery Points.

Section 7.4    Electrical Facilities. To the extent that Producer has electrical power available at a Delivery Point in excess of Producer’s own uses, as Producer determines in its reasonable discretion, Producer will supply electrical power without cost to Seller at each such Delivery Point for Seller’s Measurement Facilities. If Seller requires additional electrical power at such site, then Seller may (at its option) either install, own, operate and maintain a generator at its sole cost and expense; otherwise, Producer shall have the right proceed as set forth in [***]

ARTICLE VIII

QUALITY

Section 8.1    Delivery Point Freshwater Quality Specifications. Freshwater delivered by Seller to each Delivery Point shall meet the specifications set forth in Exhibit E (collectively, the “Freshwater Quality Specifications”).

Section 8.2    Non-Spec Freshwater.

(a)    Seller shall test and monitor the Freshwater to be delivered to Producer at the Delivery Points as a Reasonable and Prudent Operator to ensure that it meets the Freshwater Quality Specifications. If Seller determines or otherwise becomes aware at any time prior to delivery that any Freshwater that will be delivered to Producer at any Delivery Point will not meet the Freshwater Quality Specifications, then Seller shall provide written notice to Producer. Seller shall be liable for any claims or losses arising out of or related to delivery of Non-Spec Freshwater, including any damages or losses downstream of the applicable Delivery Point(s); provided that Seller shall not be liable for any such claims or losses if Seller delivers notice to Producer pursuant to this Section 8.2(a) or if Producer otherwise becomes aware that such Freshwater did not meet the Freshwater Quality Specifications and, in either case, Producer nevertheless accepts such Freshwater.

(b)    If any Freshwater sample taken pursuant to Section 8.2(a) fails to meet the Freshwater Quality Specifications (a “Quality Failure”), then Seller shall immediately, but in any event within not more than [***], (i) notify Producer of such Quality Failure; (ii) provide a lab analysis of the failed Freshwater sample to Producer; and (iii) if directed to do so by Producer, shut down the applicable Delivery Point until such time as the Freshwater satisfies the Freshwater Quality Specifications.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c)    Following any Quality Failure, Seller shall obtain additional Freshwater samples on a continuous basis until a lab’s analysis confirms that the Freshwater satisfies the Freshwater Quality Specifications. Promptly after a lab’s analysis confirms that the Freshwater satisfies the Freshwater Quality Specifications (a “Water Correction”), Seller shall (i) notify Producer of the Water Correction and the date that Seller will restart deliveries to the Delivery Point (the “Restart Date”); (ii) provide to Producer a lab’s analysis of the Freshwater sample confirming such Water Correction; and (iii) restart deliveries to the Delivery Point on the Restart Date. If the Restart Date does not occur within [***] Days of the Quality Failure and the Quality Failure is sufficiently material to prevent Producer from utilizing the Freshwater for its Flushwater operations, then Producer shall have the right to permanently release the affected Delivery Point upon written notice to Seller.

(d)    Any Freshwater that is delivered to Producer that Producer refuses to accept pursuant to this Section 8.2 shall be released from the commitment made by Producer under this Agreement so that Producer may purchase Freshwater for the affected Wells from any other third party sources.

ARTICLE IX

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 9.1    Measurement Facilities. Seller shall install, own, operate and maintain Measurement Facilities to measure Freshwater at the Delivery Points located on the Freshwater System. Measurement Facilities at such Delivery Points shall meet current industry standards for custody transfer measurement. Each Delivery Point at which Fracwater is utilized will have separate Delivery Points with separate Measurement Facilities for Fracwater and Flushwater. Producer shall have the right to install check Measurement Facilities downstream of each such Delivery Point.

Section 9.2    Notice of Measurement Facilities Inspection and Calibration. Each of Producer and Seller shall give [***] Days’ notice to the other Party so the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Freshwater under this Agreement. The data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

Section 9.3    Measurement Accuracy Verification.

(a)    Seller shall calibrate meters as often as required, as determined by Seller in accordance with standard industry practices to reasonably assure accurate measurement, but at least twice per year.

(b)    If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter in excess of [***]% of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Producer and Seller) and the total flow for the period redetermined in accordance with the provisions of Section 9.5. If the period of error condition cannot be determined or agreed upon between Producer and Seller, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the [***]% error (but not to exceed [***] months).

(c)    If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate which does not exceed [***]% of the adjusted flow rate, all prior recordings and data shall be considered to be accurate for quantity determination purpose.

Section 9.4    Special Tests. If Producer or Seller desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 9.3, [***] Days’ advanced notice shall be given to the other Party and both Producer and Seller shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 9.3(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 9.3(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 9.5.

Section 9.5    Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter is found to be in error by an amount of the magnitude described in Section 9.3, the total quantity of Freshwater delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 9.3);

(b)    where multiple meters exist in series, by calculation using the registration of such meter equipment; provided that they are measuring Freshwater from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators and are accurately registering;

(c)    by correcting the error by re-reading of the official meter, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 9.6    Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, meter recordings and similar records for any Contract Year for a period of at least [***] Months following the end of such Contract Year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 9.7    Measurement of Freshwater. Raw Freshwater and/or Recycled Water delivered to the Delivery Points shall be measured by separate meters installed at Producer’s tanks for Raw Freshwater and/or Recycled Water or by such other method as shall be mutually agreed to by the Parties.

Section 9.8    Summary Measurement Reports. If Seller develops summary measurement reports for Producer’s Wells or the Freshwater System, Seller shall provide copies of such reports to Producer upon Producer’s request.

ARTICLE X

NOTICES

Section 10.1    Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, [***] Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of breach or default under this Agreement, the delivery of such notice shall be considered effective under this Section 10.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Diamondback E&P LLC
Attn: Travis D. Stice 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: Randall J. Holder 500 West Texas, Suite 1200 Midland, Texas 79701

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Seller:	Rattler Midstream LLC
Attn: Kaes Van’t Hoef, 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: President and General Counsel 500 West Texas, Suite 1200 Midland, Texas 79701

ARTICLE XI

INVOICES AND PAYMENTS

Section 11.1    Statements and Invoices. Not later than the [***] Business Day following the end of each Month, Seller shall provide Producer with a detailed statement setting forth the quantity of Freshwater (either classified as Fracwater or Flushwater) delivered by Seller at the Delivery Points in such Month, the Raw Freshwater Fee and/or the Recycled Water Fee with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the extent available on such [***] Business Day (with Seller being obligated to deliver any such supporting documentation that is not available on such [***] Business Day as soon as it becomes available). Producer shall make payment to Seller by the later of: (a) [***] or (b) [***] Days after receipt of the applicable invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Seller to Producer in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Seller shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within [***] Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of [***] Months from the date of a statement hereunder.

Section 11.2    Right to [***]. If any undisputed amount due hereunder remains unpaid for [***] Days after the due date, Seller shall have the right to [***]

Section 11.3    Audit Rights. Either Producer or Seller, on not less than [***] Days prior written notice to the other Party, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of [***] consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Freshwater delivered by Seller hereunder or the Services performed hereunder and shall be limited to the [***] Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the [***] Month period ending immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 11.4    Payment Disputes. In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Seller and Producer will use good faith efforts to resolve the disputed amounts within [***] Days following the original due date. Any amounts subsequently resolved shall be due and payable within [***] Days of such resolution.

Section 11.5    Interest on Late Payments. In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) the Prime Rate plus [***]% or (b) the maximum percentage permitted by Applicable Law.

Section 11.6    Excused Performance. Seller will not be required to perform or continue to perform services hereunder, and Producer shall not be obligated to receive Freshwater from the Freshwater System in the event:

(a)    the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b)    the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within [***] Days of such filing; or

(c)    the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE XII

FORCE MAJEURE

Section 12.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments (or satisfy applicable indemnification obligations) then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure event in writing to the other Party promptly after the occurrence of such event, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability to perform so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 12.2    Definition of Force Majeure. The term “Force Majeure” as used in this Agreement means [***] (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the affected Party to comply with Applicable Law).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 12.3    Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 12.4    Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way (a) affect or terminate Producer’s obligation to make payment for the Services performed prior to such event of Force Majeure and/or (b) otherwise affect or terminate a Party’s indemnification obligations hereunder.

ARTICLE XIII

INDEMNIFICATION

Section 13.1    Seller. Subject to the terms of this Agreement, including Article XIV and Section 16.8, Seller shall release, indemnify, defend and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Seller, (b) any breach of this Agreement by Seller, or (c) any Freshwater hereunder while in custody, control and possession of Seller (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Producer).

Section 13.2    Producer. Subject to the terms of this Agreement, including Article XIV and Section 16.8, Producer shall release, indemnify, defend and hold harmless Seller and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer, (b) any breach of this Agreement by Producer, or (c) any Freshwater hereunder while in custody, control and possession of Producer (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Seller).

ARTICLE XIV

CUSTODY AND TITLE

Section 14.1    Custody. As between the Parties, (a) Seller shall be in custody, control and possession of Freshwater hereunder before and until such Freshwater is delivered to Producer at the Delivery Points, and (b) Producer shall be in custody, control and possession of Freshwater after such Freshwater is delivered to Producer at the Delivery Points.

Section 14.2    Seller Warranty. Seller represents and warrants that it or its Affiliates own, or have the right to deliver from the Freshwater System, all Freshwater delivered under this Agreement. If the title to Freshwater delivered by Seller hereunder is disputed or is involved in any legal action, Producer shall have the right to cease receiving such Freshwater, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Seller furnishes, or causes to be furnished, defense

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

and indemnification to hold Producer harmless from all claims arising out of the dispute or action, with surety acceptable to Producer. Seller shall release, indemnify, defend and hold Producer harmless from and against all claims and losses arising out of or related to any liens, encumbrances or adverse title claims on any of Seller’s Freshwater delivered to the Delivery Points.

Section 14.3    Title. Title to and risk of loss of Freshwater received by Producer under this Agreement, including all constituents and contaminants, shall transfer from Seller to Producer or its Affiliates at each applicable Delivery Point.

ARTICLE XV

TAXES

Section 15.1    Taxes. Seller shall pay or cause to be paid and agrees to hold Producer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Freshwater delivered by Seller under this Agreement. Producer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Seller by any duly constituted jurisdictional agency having authority to impose such obligations on Producer, in which event the amount of such Taxes remitted on Seller’s behalf shall be reimbursed by Seller upon receipt of invoice, with corresponding documentation from Producer setting forth such payments. [***] No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

ARTICLE XVI

MISCELLANEOUS

Section 16.1    Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 16.2    Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 16.3    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b)    The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

hereby shall be in any state or federal court in Midland County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c)    EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 16.4    Successors and Assigns.

(a)    This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 16.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 16.4 shall be null and void ab initio.

(b)    Notwithstanding Section 16.4(a):

(i)    Seller shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer, if such assignment is made to any Person to which the Freshwater System or any part thereof has been or will be Transferred that assumes in writing all of Seller’s obligations hereunder (or, if applicable, to the extent of the part of the Freshwater System being Transferred to such Person) or who is an Affiliate of Seller;

(ii)    Seller shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Seller; and

(iii)    [***]

Section 16.5    Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by this Agreement prior to such modification.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 16.6    Confidentiality.

(a)    Confidentiality. Except as otherwise provided in this Section 16.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including development plans, system plans and all data relating to the production of Producer, including well data, production volumes and volumes purchased hereunder) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b)    Permitted Disclosures. Notwithstanding Section 16.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third party in connection with a proposed sale or other Transfer of a Party’s interest in this Agreement (provided such third party agrees in writing to be bound by the terms of this Section 16.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 16.6(b)) or (viii) except for information disclosed pursuant to Article III, to a royalty, overriding royalty, net profits or similar owner burdening any Freshwater sold hereunder (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 16.6).

(c)    Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 16.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)    Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 16.6.

(e)    Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transactions represented herein permitted under this Section 16.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Party shall thereafter consult

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement. Notwithstanding anything to the contrary, nothing contained in this Section 16.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, the New York Stock Exchange, or any other regulated stock exchange.

(f)    Survival. The provisions of this Section 16.6 shall survive any expiration or termination of this Agreement for a period of [***]

Section 16.7    Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 16.8    Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, [***]

Section 16.9    Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 16.10    Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 16.11    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 16.12    Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)    the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)    the plural shall be deemed to include the singular and vice versa, as applicable;

(e)    references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f)    reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g)    references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h)    references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i)    references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 16.13    No Third Party Beneficiaries. Except as set forth in Article 13, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third party shall be deemed a third party beneficiary of this Agreement.

Section 16.14    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 16.15    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 16.16    Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit C attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at either Producer’s or Seller’s reasonable request to evidence any additions to, or releases from, the commitment made by Producer under this Agreement.

[Signature Page(s) Follows]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

SELLER
RATTLER MIDSTREAM LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

FRESHWATER PURCHASE AND SERVICES AGREEMENT

SIGNATURE PAGE

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT A

INITIAL PRODUCTION AREA

Exhibit A – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Gaines
Dawson
Borden
BEEKEEPER
JAGUAR
TIGER
BREEDLOVE
COBRA
Andrews
Martin
Howard
UL DIGGER
KIMBERLY
GREENTREE
SPANISH TRAIL
Ector
Midland
Glasscock
APOLLO
Midland Basin
Date: 5/21/2018
Diamondback Acreage
Upton
Reagan

Exhibit A – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT B

INITIAL FRESHWATER SYSTEM

Ward
P S L
BLK C4
P S L
BLK C3
P S L
BLK C5
H & G N
RR CO
BLK 8
T & P RR CO
BLK 51 T7S
T & P RR CO
BLK 50 T7S
P S L
BLK C1
P S L
BLK C2
Reeves
T T RR CO
BLK OW
T & S T
L RR CO
BLK 143
T & P RR CO
BLK 52 T8S
T & P RR CO
BLK 51 T8S
T & P RR CO
BLK 50 T8S
T & P RR CO
BLK 48 T8S
T & P RR CO
BLK 49 T8S
T & S T
L RR CO
BLK 142
T C RR CO
BLK OW
H & G N
RR CO
BLK 13
H & T C
RR CO
BLK 1
Pecos
T & P RR CO
BLK 50 T9S
T & P RR CO
BLK 49 T9S
T & P RR CO
BLK 48 T9S
T & S T
L RR CO
BLK 105
Utah
Date: 3/23/2018
Freshwater
Diamondback Acreage
C16
T & S T
L RR CO
BLK 146

Exhibit B – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Exhibit B – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Ward
Reeves
Pecos
P S L
BLK C6
P S L
BLK C4
H & G N
RR CO
BLK 7
P S L
BLK C3
Reward
Date: 3/22/2018
Freshwater
Diamondback Acreage
N

Exhibit B – Page 3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT C

FORM OF MEMORANDUM OF AGREEMENT

This MEMORANDUM OF FRESHWATER PURCHASE AND SERVICES AGREEMENT (this “Memorandum”) is executed on [•], 20[•] (the “Execution Date”) but shall be deemed effective as of January 1, 2018 (the “Effective Date”), by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”), with an address of [•], and Rattler Midstream LLC, a Delaware limited liability company (“Seller”), with an address of [•].

WHEREAS, Producer and Seller entered into that certain Freshwater Purchase and Services Agreement effective [•] (the “Agreement”), pursuant to which Seller delivers and sells Freshwater to Producer and provides other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [•] County, Texas described on Attachment 1 hereto (the “Production Area”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.    Commitment. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer covenants and commits to use Freshwater made available by Seller to Producer under this Agreement for use in its oil and gas activities by Producer in the Production Area.

3.    Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the commitment made by Producer under the Agreement be a covenant running with (a) the Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Properties, and (b) the Freshwater System, as a benefit accruing to Seller’s title thereto and inuring to the benefit of successors-in-interest to the Freshwater System. Producer shall not Transfer any or all of its interest in any Property unless (i) Producer obtains and delivers to Seller a written acknowledgment by the Transferee in favor of Seller acknowledging that the Transferred Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

4.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

[Signature Page(s) Follows]

Exhibit C – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
§

The foregoing instrument was acknowledged before me on the [●] day of [●], 20[●], by [●], [●] of Diamondback E&P LLC, a Delaware limited liability company on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit C – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

SELLER
RATTLER MIDSTREAM LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

The foregoing instrument was acknowledged before me on the [●] day of [●], 20[●], by [●], [●] of Rattler Midstream LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit C – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Attachment 1

PRODUCTION AREA

[Description to be included.]

Exhibit C – Attachment 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT D

FEES

(a)    Producer shall pay Seller each Month the following fees for Freshwater and Recycled Water, as applicable, whether used as Fracwater or Flushwater (as such rates may be increased in accordance with clause (b) of this Exhibit D, collectively, “Fees”):

(i)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the ReWard Field during such Month;

(ii)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Utah Field during such Month;

(iii)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Beekeeper Field during such Month;

(iv)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the UL Digger Field during such Month;

(v)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Cobra Field during such Month;

(vi)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Jaguar Field during such Month;

(vii)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Tiger Field during such Month;

(viii)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Breedlove Field during such Month;

(ix)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Spanish Trail Field during such Month;

(x)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Kimberly Field during such Month;

(xi)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Green Tree Field during such Month; and

(xii)	$[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Apollo Field during such Month

(b)

The amounts per Barrel on clause (a) listed above (each, a “Water Rate”) shall be subject to adjustment upon [***], commencing with the second Contract Year, by the amount of percentage change, if any, [***] There shall be no adjustment in any Contract Year if the

Exhibit D – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

percentage charge calculated according to the preceding sentence would be below the initial Water Rates set forth in this Exhibit D. The adjustment to the Water Rates for any Contract Year shall not exceed [***] percent ([***]%) of the then-current Water Rates. In addition, notwithstanding the preceding, the adjustment to the Water Rates should never be greater than [***] percent ([***]%) more than the initial Water Rates set forth in this Exhibit D during the Term.

Exhibit D – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT E

QUALITY SPECIFICATIONS

I.	Raw Freshwater and Recycled Water

Raw Freshwater and Recycled Water delivered by Seller to each Delivery Point shall be [***].

Exhibit E – Page 1